Filed Pursuant to Rule 497(k)
1933 Act File No. 002-93131
1940 Act No. 811-04044

Summary Prospectus

May 1, 2023

Parnassus Value Equity FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund, including the statement of additional information and the most recent annual and semi-annual reports to shareholders, online at https://www.parnassus.com/literature-and-forms/fund-information. You can also get this information at no cost by calling (800) 999-3505 or by sending an email request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2023, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

Summary Prospectus • 2023

Parnassus Value Equity Fund

(formerly Parnassus Endeavor Fund)

Investment Objective

The Parnassus Value Equity Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Value Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Parnassus Value Equity Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares

Management Fees	0.66	0.66

Distribution (12b-1) Fees	None	None

Other Expenses	0.26	0.06

Service Fees	0.21	None

All Remaining Other Expenses	0.05	0.06

Total Annual Fund Operating Expenses	0.92	0.72

Expense Reimbursement	0.04	0.07

Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(1)	0.88	0.65

1 The investment adviser has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Value Equity Fund—Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Value Equity Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Value Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor Shares	$90	$289	$505	$1,128

Institutional Shares	$66	$223	$394	$888

Portfolio Turnover

The Parnassus Value Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.4% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Value Equity Fund’s objective is to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Parnassus Value Equity Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund may purchase foreign securities directly on foreign markets. The Fund invests mainly in domestic stocks of companies that are financially

Summary Prospectus • 2023

sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund applies a fossil-fuel free investment strategy, meaning that it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels. Pursuant to the strategy, the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Fund defines “significant revenues” as being 10% or greater. To determine a company’s prospects, the Fund’s investment adviser, Parnassus Investments, LLC (the “Adviser”), reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, a company’s stock must be deemed to represent relative value. To determine whether the company demonstrates relative value, the Adviser considers the companies valuation relative to its own valuation history and relative to similar companies operating in the same industry. The Adviser also takes environmental, social and governance (“ESG”) factors into account in making investment decisions, as discussed in more detail in the prospectus. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation or if the company no longer meets the Adviser’s ESG expectations.

Principal Risks

All investments involve risk, and investing in the Parnassus Value Equity Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

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Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade, financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with rising inflation, trade tensions, the war between Russia and Ukraine, the United Kingdom’s departure from the European Union (“Brexit”), and the impact of epidemic and pandemic diseases, such as COVID-19. Additionally, risks associated with volatility and disruptions in the banking sector (including bank failures), interest rate increases, political events, rising government debt in the U.S. and the possibility of a national or global recession could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

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Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

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Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

Summary Prospectus • 2023

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Management Risk. The investment process used by the Adviser to select securities for the Fund’s investment portfolio may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

∎

Environmental, Social, and Governance (ESG) Investing Risk. ESG investing risk is the risk stemming from the environmental, social, and governance factors that the Fund applies in selecting securities. The Fund intends to screen out companies that do not meet its ESG expectations. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. The Fund’s returns may be lower than other funds that do not seek to invest in companies based on ESG screens.

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Fossil-Fuel Free Investing Considerations Risk: Pursuing a fossil-fuel free investment strategy may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment considerations. For example, the Fund may exclude fossil-fuel related investments when other considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of rising oil, gas and energy prices.

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Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as international conflicts and wars, COVID-19 and Brexit, may contribute to decreased liquidity and increased volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

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American Depositary Receipts (ADR) Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

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Value Investing Risk. The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market insofar as these securities may decline or may not reach what the Adviser believes are their full value.

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Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of

Summary Prospectus • 2023

the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

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Tax Law Change Risk: All statements contained in this prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Internal Revenue Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Value Equity Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 25.9% (quarter ended December 31, 2020), and the lowest return for a quarter was a loss of 25.0% (quarter ended March 31, 2020).

Following is a table comparing the performance of the Parnassus Value Equity Fund’s two share classes with that of the Russell 1000® Value Index (see “Index Descriptions” in the prospectus). Figures are average annual returns for the one-, five- and ten-year periods ended December 31, 2022. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Russell 1000® Value, and also how the Fund’s performance varies from year to year.

Parnassus Value Equity Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2022)

	One Year	Five Years	Ten Years

Investor Shares

Return Before Taxes	-13.81	10.67	14.51

Return After Taxes on Distributions	-14.39	9.03	12.67

Return After Taxes on Distributions and Sale of Fund Shares	-7.76	8.28	11.64

Institutional Shares

Return Before Taxes	-13.61	10.93	14.70

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-7.54	6.67	10.29

Summary Prospectus • 2023

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Value Equity Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Value Equity Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments, LLC is the investment adviser to the Parnassus Value Equity Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information (“SAI”).

Portfolio Managers

The lead Portfolio Manager and the other Portfolio Manager of the Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. While decisions are generally made by consensus, the lead Portfolio Manager exercises final discretion in the event of any conflict.

Billy J. Hwan is the lead Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2018.

Krishna S. Chintalapalli is a Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2022.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the SAI.

Additional Summary Information

Purchase and Sale of Fund Shares

The minimum initial purchase for the Investor Shares is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum initial purchase for the Institutional Shares is $100,000. The minimum subsequent investment is $50 per Fund. After making an initial investment, the minimum investment in an automatic investment plan is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange (“NYSE”) is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154-9150), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 38 of the prospectus.

Tax Information

The Funds’ distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For additional information, please see “Distribution Agreement,” “Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the SAI.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can obtain additional information about each of the Funds in the statement of additional information (SAI) dated May 1, 2023, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999-3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com). This information may also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. or by visiting the SEC’s Internet website at http://www.sec.gov. In addition, copies of this information may be obtained after paying a duplicating fee by emailing the Public Reference Room of the SEC at publicinfo@sec.gov or by writing to: Public Reference Room, Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also call the SEC at (202) 551-8090 for information on the operation of the Public Reference Room.

The Investment Company Act File Number for Parnassus Income Funds is 811-06673. The Investment Company Act File Number for Parnassus Funds is 811-04044.

1 Market Street, Suite 1600, San Francisco, CA 94105^(800) 999-3505^www.parnassus.com